May 10, 2012

DREYFUS SELECT MANAGERS SMALL CAPVALUE FUND

Supplement to Summary Prospectus
dated May 10, 2012

Effective May 29, 2012, please use the following address:

Effective May 29, 2012, the following supersedes any contrary information contained in the Prospectus:

In general, the minimum subsequent investment is $100.

6246SPSTK-0512